UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2014

BARNES GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4801	06-0247840
(Commission File Number)	(I.R.S. Employer Identification No.)

123 Main Street, Bristol, Connecticut	06010
(Address of principal executive offices)	(Zip Code)

(860) 583-7070
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    At the 2014 Annual Meeting of Stockholders held on May 9, 2014, the stockholders of Barnes Group Inc. (“Barnes” or the “Company”) approved the Barnes Group Inc. 2014 Stock and Incentive Award Plan (the “Plan”), under which the Company may issue equity-based awards to any person who renders or has rendered services that benefit or will benefit the Company or its subsidiaries, including employees, directors, consultants, advisors, independent contractors or agents. The Barnes Group Inc. Stock and Incentive Award Plan, as amended on March 15, 2010 (the “Prior Plan”), was merged with and into the Plan.

The Plan authorizes for issuance 7,616,477 shares of Barnes common stock, reduced (i) for each share subject to a stock option or stock appreciation right granted after December 31, 2013 under the Prior Plan, on the basis of a fixed ratio of 1:1, and (ii) for each share subject to a stock-based award (other than an option or stock appreciation right) granted after December 31, 2013 under the Prior Plan, on the basis of a fixed ratio of 2.84:1, subject to adjustment as described in the Plan. The Plan was approved by the Company’s Board of Directors (the “Board”) on February 12, 2014, subject to stockholder approval.

A description of the material terms of the Plan can be found in the section of the Definitive Proxy Statement on Schedule 14A filed by the Company on March 27, 2014 entitled “Proposal to Approve the 2014 Barnes Group Inc. Stock and Incentive Award Plan (Item 4),” which is incorporated by reference into this Form 8-K.

The foregoing summary is qualified in its entirety by reference to the Plan filed as Annex 1 to the Definitive Proxy Statement on Schedule 14A filed by the Company on March 27, 2014, which is incorporated by reference into this Form 8-K.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Below are the final voting results for each of the proposals submitted to a vote of the stockholders at the Company's 2014 Annual Meeting held on May 9, 2014:

(1)	Election of directors:

Director	For a Term Expiring in	Votes For	Votes Withheld	Broker Non-Votes
William S. Bristow, Jr.	2015	45,647,232	644,428	4,062,318
Patrick J. Dempsey	2015	45,499,131	792,529	4,062,318
Hassell H. McClellan	2015	45,853,786	437,874	4,062,318
JoAnna Sohovich	2015	45,979,609	312,051	4,062,318

(2)	Ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2014:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,352,830	838,482	162,666	0

(3)	Advisory (non-binding) resolution to approve the Company's executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,714,108	7,707,238	870,314	4,062,318

(4)	Approve the 2014 Barnes Group Inc. Stock and Incentive Award Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,066,615	9,450,791	774,254	4,062,318

Item 9.01.     Financial Statements and Exhibits.
(d)     Exhibits:

Exhibit No.	Document Description
99.1	Press release of the Company dated May 9, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2014	BARNES GROUP INC.
(Registrant)

	By:	/s/ CLAUDIA S. TOUSSAINT
Claudia S. Toussaint Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press Release of the Company dated May 9, 2014.

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